UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22185

                            IndexIQ Trust
(Exact name of registrant as specified in charter)

800 Westchester Ave., Suite S-710
                     Rye Brook, NY 10573
(Address of principal executive offices) (Zip code)

Adam S. Patti
IndexIQ Advisors LLC
800 Westchester Ave., Suite S-710
                     Rye Brook, NY 10573
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-934-0777

Date of fiscal year end: April 30

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT | APRIL 30, 2015

IndexIQ Trust

IQ Hedge
Multi-Strategy Plus Fund

(formerly known as IQ ALPHA Hedge Strategy Fund)

The investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Fund and are available by visiting www.indexiq.com or by calling 1-888-934-0777. Read the prospectus carefully before investing.

Fund performance that is current to the most recent month-end is available by visiting www.indexiq.com or by calling 1-888-934-0777.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Please visit IndexIQ’s web site at www.indexiq.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call IndexIQ at 1-888-934-0777.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is distributed by NYLIFE Distributors, LLC which is affiliated with IndexIQ the Fund’s investment advisor.

IndexIQ® and IQ® are registered service marks of IndexIQ.

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3

Shareholder Letter (unaudited)

Dear Shareholder:

We are pleased to present you with the annual report for IQ Hedge Multi-Strategy Plus Fund for the year ended April 30, 2015, the first since the acquisition of IndexIQ by New York Life Investment Management was completed on April 15, 2015.

The annual period was clearly highlighted by the merger of our market-leading investment solutions and robust exchange-traded fund (ETF) manufacturing capabilities with New York Life’s financial strength, reputation and powerful distribution capabilities. Also, to better reflect our focus on bringing a different approach to the alternative investment segment of the marketplace, we changed the name of IQ ALPHA Hedge Strategy Fund to IQ Hedge Multi-Strategy Plus Fund effective April 15, 2015. We also expanded our line-up of ETFs within the IndexIQ ETF Trust during the annual period. By marrying the diversification benefits of alternative investments and the growth of ETFs, IndexIQ is seeking to provide investors with innovative tools in a dynamic market environment.*

While the integration of IndexIQ into New York Life Investment Management’s family of investment boutiques has been most rewarding, it was also a positive annual period for shareholders of the IQ Hedge Multi-Strategy Plus Fund based on absolute returns. Still, relative results were challenged, as high levels of volatility and disparity in returns were evident across various global asset classes. Despite heated debates about when the U.S. Federal Reserve (the Fed) would increase short-term interest rates, interest rates remained historically low. This low rate environment, coupled with non-inflationary economic growth, powered U.S. equities towards record high levels. Developed international markets, however, did not fare quite as well. Largely stemming from concerns over Greece’s ability to repay debt and the drag of a surging U.S. dollar versus other major world currencies, global investment strategies broadly and European equity markets more specifically had sub-par returns.

The annual period also saw a precipitous drop in oil prices, driven by concerns about global economic growth and increases in U.S.-led oil output. The annual period saw an approximately 40% decline in the price of crude oil, which weighed heavily on commodity prices in general. Indeed, in addition to oil, prices of precious metals, industrial metals, coal and agricultural commodities were weak, albeit somewhat less so. Emerging markets generally were weaker than developed markets on the downward move in oil prices and concerns about economic growth, particularly in China. A partial recovery in oil prices in April 2015 helped the broad emerging market indices to end the annual period with positive returns but not without some sharp moves in both directions.

As interest rates remained stubbornly low, investors continued their search for yield. Real estate investment trusts (REITs) and longer-dated bonds were primary beneficiaries of this trend. Overall, the bond market was bolstered by the low rates, and stronger corporate earnings results helped drive the credit spread, or yield differential to U.S. Treasuries, lower, benefiting below investment-grade bonds more than investment-grade bonds.

The backdrop to all of these asset class returns was low inflation, which enabled the Fed to keep delaying the inevitable hike in interest rates, widely anticipated to occur sometime later in 2015.

On the following pages, you will find a detailed discussion of the key factors influencing the performance of the IQ Hedge Multi-Strategy Plus Fund during the annual period. You will also find a schedule of investments and financial statements.

We thank you for choosing the IQ Hedge Multi-Strategy Plus Fund, and we honor the responsibility you have placed on us. For more information on IQ Hedge Multi-Strategy Plus Fund or our broad array of ETF alternative investment solutions, please visit us at www.indexiq.com or call us at 888-934-0777.

Adam S. Patti
Chief Executive Officer

Registered Representative of ALPS Distributors, Inc.

*	Diversification does not eliminate the risk of experiencing investment loss.
4

Management’s Discussion of Fund Performance (unaudited)

IQ Hedge Multi-Strategy Plus Fund

How did IQ Hedge Multi-Strategy Plus Fund perform during the 12 months ended April 30, 2015?

Excluding all sales charges, IQ Hedge Multi-Strategy Plus Fund returned 3.99% for Class A shares for the 12 months ended April 30, 2015. Over the same period, the Fund returned 4.39% for Class I shares. To compare, the Fund’s Underlying Index, the IQ Hedge Multi-Strategy Plus Index1 returned 6.14% for the same time period. The S&P 500® Index1 and the HFRI Fund of Funds Composite Index1 returned 12.98% and 6.60%, respectively, for the same time period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s net long positions in equity and bond ETFs were the primary positive contributors to returns. Specifically, the Fund’s long position in a convertible bond ETF was the single largest positive contributor to performance. With economic conditions and interest rates favoring both equities and fixed income instruments during the reporting period, the hybrid characteristics of convertible bonds made this ETF particularly well suited for such conditions. Via underlying ETFs, the Fund’s long position in aggregate bonds also boosted returns, although its short exposure to investment grade bonds detracted.

Long positions in growth-oriented U.S. equity ETFs contributed positively to the Fund’s performance during the reporting period. However, these gains were partially offset by hedging positions in value-oriented U.S. equity ETFs, which detracted.

Smaller positive contributions came from short positions in currency-based ETFs, particularly a short position in a euro ETF.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions where necessary to help it track the IQ Hedge Index, which contains both long and short positions. Derivatives were also used to gain an additional 25% leverage on both long and short positions, consistent with the exposure of the Underlying Index. Consequently, the net weight of all long and short positions is 125%. Primarily, the Fund used total return swaps on ETFs to gain exposure to the weightings of the ETFs within the IQ Hedge Index. The Fund’s use of derivatives to gain leverage had a positive contribution to the Fund’s performance.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

During the reporting period, the Fund had positive, or long, allocations to the following hedge fund strategies: Long/Short Equity, Equity Market Neutral, Event Driven and Fixed Income Arbitrage. The Fund had negative, or short, allocations to the following hedge fund strategies: Emerging Markets and Global Macro. These allocations are driven by a proprietary quantitative model that overweights strategies with high price momentum, high correlation to the broad hedge fund universe and low total variance. The Fund underweights strategies with the opposite characteristics.

At the asset class level, the Fund was net long in bonds, particularly convertible bonds, aggregate bonds, short-term bonds and floating rate bank loans. The Fund was also net long equities, particularly U.S. growth-oriented equities, as well as real estate investment trusts (REITs). The Fund was net short volatility and currencies, especially the euro, during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

Based on our proprietary quantitative models, the Fund’s net long equity exposure gradually decreased, primarily via reductions in its underlying ETF positions focused on European equities and U.S. large-cap growth-oriented equities. The assets in the Fund were moved into a short-term bond ETF and a currency harvest strategy ETF. The net effect was a reduction in the overall volatility profile of the Fund.

1.	See page 6 for more information on this index.
5

Management’s Discussion of Fund Performance (unaudited)(continued)

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were Vanguard Growth Index Fund (VUG), iShares Russell 1000 Growth ETF (IWF) and iShares MSCI All Country Asia ex Japan ETF (AAXJ). During the reporting period, ProShares VIX Mid-Term Futures ETF (VIXM), CurrencyShares Euro Trust (FXE) and PowerShares DB Commodity Index Tracking Fund (DBC) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were SPDR Barclays Convertible Securities ETF (CWB), iShares Russell 2000 Growth ETF (IWO) and iShares Russell 1000 Growth ETF (IWF). The weakest contributors were iShares Russell 2000 Value ETF (IWN), Vanguard Small Cap Value Index Fund (VBR) and iShares iBoxx USD Investment Grade Corporate Bond ETF (LQD).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment (Since Inception Through 4/30/15)

Fund Performance History

IQ Hedge Multi-Strategy Plus Fund
(as of April 30, 2015)

	1 Year	3 Year	5 Year	Since Inception
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Multi-Strategy Plus Fund — Class A Shares[1]	3.99%	4.62%	3.63%	3.39%	25.33%
IQ Hedge Multi-Strategy Plus Fund — Class I Shares[1]	4.39%	5.04%	4.07%	3.74%	28.54%
IQ Hedge Multi-Strategy Plus Index	6.14%	6.60%	5.96%	5.87%	47.64%
HFRI Fund of Funds Composite Index	6.60%	5.66%	3.44%	1.25%	8.88%
S&P 500 Index	12.98%	16.73%	14.32%	9.77%	89.11%

1	Fund Inception Date: 06/30/2008. For performance reporting purposes, the inception date for the Class A and Class I shares is the Fund Inception Date.
6

Management’s Discussion of Fund Performance (unaudited)(continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current Fund performance may be lower or higher than the performance shown. Fund performance that is current to the most recent month-end is available by calling 1-888-934-0777 or by visiting www.indexiq.com. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on the Fund’s distributions or redemptions of the Fund’s shares.

Index performance is for illustrative purposes only and does not represent actual Fund performance. One cannot invest directly in an index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index’s components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the Fund directly.

Prior to April 15, 2015 the Fund applied a 2.00% fee to the value of shares redeemed less than 7 days after purchase. The redemption fee is not reflected in the performance shown above. Effective April 15, 2015 the Fund had a share class structure change and will no longer impose the 2.00% redemption fee to purchases made after April 14, 2015. See “Fees and Expenses of the Fund” section appearing on page 2 of the Summary Prospectus.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is designed to represent the equity market in general (performance data assumes reinvestment of dividends, but it does not reflect management fees, transaction costs or other expenses).

The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 500 domestic and off-shore funds of funds.

Standard Deviation is a measure of the range of a portfolio’s performance, meaning the degree to which it rises above and falls below its average return.

Correlation is a measure of the relationship between two variables (in this case, portfolio returns and the S&P 500® Index).

Risk Discussion: Mutual fund investing involves risk, including loss of principal. There is no guarantee that the Fund will meet its objective. The Fund may not be suitable for all investors due to its use of leverage, short selling, and derivatives, or for other reasons. Funds that use leverage to seek to increase return are subject to greater risk in adverse market conditions. There are particular risks associated with funds that employ short sales, such as the fact that the potential loss from a short position theoretically is unlimited. The Fund’s use of derivatives, such as swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the underlying ETFs in which it invests. There is no guarantee that the Fund itself, or each of the ETFs in the Fund’s portfolio, will perform exactly as its underlying index. An investor in the Fund will bear the operating expenses of the underlying ETFs in which the Fund invests. The Fund may invest in a small number of holdings and may be susceptible to greater losses if a single portfolio investment declines than would a Fund that invests in a larger number of holdings.

7

Fund Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Month Period 11/01/14 to 04/30/15” to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/14	Ending Account Value 04/30/15	Annualized Expense Ratios for the Period 11/01/14 to 04/30/15	Expenses Paid During the Six Month Period 11/01/14 to 4/30/15†
Class A Shares
Actual	$1,000.00	$1,020.40	1.57%	$7.86
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	1.57%	$7.85
Class I Shares
Actual	$1,000.00	$1,022.60	1.15%	$5.77
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76

†	Expenses are calculated using each Class’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the one-half year period).
8

Portfolio Summary
April 30, 2015

PORTFOLIO STATISTICS

Net Assets ($ mil): $195.9

SCHEDULE OF INVESTMENTS SUMMARY TABLE

Investment Companies	% of Net Assets
Aggregate Bond Funds	29.6%
Short-Term Treasury Bond Funds	22.8
Convertible Bond Fund	14.7
Currency Harvest Funds	5.7
U.S. Large Cap Equity Funds	5.6
U.S. Small Cap Equity Funds	5.5
Senior Loan Funds	5.4
Equity Funds	4.4
Money Market Funds	3.0
Currency Funds	2.1
Emerging Equity Funds	1.5
Real Estate Funds	1.3
Debt Fund	0.5
Commodity Fund	0.0 [1]
Total Investments	102.1
Liabilities in Excess of Other Assets	(2.1)
Net Assets	100.0%

1	Less than 0.05%
9

Schedule of Investments
April 30, 2015

	Shares	Value
Investment Companies — 99.1%
Aggregate Bond Funds — 29.6%
iShares Core U.S. Aggregate Bond ETF(a)	241,775	$26,803,176
SPDR Barclays Aggregate Bond ETF(a)	18,265	1,071,060
Vanguard Total Bond Market ETF(a)	364,257	30,200,548
Total Aggregate Bond Funds		58,074,784

Commodity Fund — 0.0%(b)
iShares Silver Trust*(a)	3,317	51,181

Convertible Bond Fund — 14.7%
SPDR Barclays Convertible
Securities ETF(a)	595,566	28,807,527

Currency Funds — 2.1%
CurrencyShares Japanese Yen Trust*(a)†	28,456	2,315,749
Market Vectors Emerging Markets
Local Currency Bond ETF(a)	83,984	1,725,031
Total Currency Funds		4,040,780

Currency Harvest Funds — 5.7%
CurrencyShares Euro Trust*†	29,172	3,219,714
PowerShares DB G10 Currency
Harvest Fund*(a)†	317,438	7,901,032
Total Currency Harvest Funds		11,120,746

Debt Fund — 0.5%
WisdomTree Emerging Markets Local
Debt Fund(a)	22,204	905,257

Emerging Equity Funds — 1.5%
iShares MSCI Emerging Markets ETF(a)	16,787	719,827
SPDR S&P Emerging Markets
SmallCap ETF(a)	22,989	1,090,368
Vanguard FTSE Emerging Markets ETF(a)	25,838	1,133,513
Total Emerging Equity Funds		2,943,708

Equity Funds — 4.4%
iShares China Large-Cap ETF(a)(c)	14,527	745,671
iShares Europe ETF(a)	11,240	517,939
iShares India 50 ETF(a)	6,701	196,406
iShares MSCI China ETF(a)	3,325	208,411
iShares MSCI EAFE ETF(a)	8,334	554,294
iShares MSCI EAFE Small-Cap ETF(a)	14,968	772,199
iShares MSCI EMU ETF(a)	45,887	1,809,783
iShares MSCI India ETF(a)	22,409	658,489
SPDR S&P China ETF(a)	1,382	134,400
SPDR S&P International Small Cap ETF(a)	4,351	133,097
Vanguard FTSE Developed Markets ETF(a)	5,966	246,814
Vanguard FTSE Europe ETF(a)	43,504	2,458,846
WisdomTree International SmallCap
Dividend Fund(a)(c)	2,738	170,851
Total Equity Funds		8,607,200

Real Estate Funds — 1.3%
iShares U.S. Real Estate ETF(a)	5,509	415,929
SPDR Dow Jones International
Real Estate ETF(a)	539	23,894
SPDR Dow Jones REIT ETF(a)	2,543	226,327
Vanguard REIT ETF(a)	24,839	1,971,720
Total Real Estate Funds		2,637,870

Senior Loan Funds — 5.4%
PowerShares Senior Loan Portfolio(a)	390,024	9,430,780
SPDR Blackstone/GSO Senior
Loan ETF(a)(c)	22,143	1,098,072
Total Senior Loan Funds		10,528,852

	Shares	Value
Investment Companies (continued)
Short-Term Treasury Bond Funds — 22.8%
iShares 1-3 Year Treasury Bond ETF(a)	135,300	$11,482,911
iShares Short Treasury Bond ETF(a)	64,392	7,101,150
SPDR Barclays 1-3 Month T-Bill ETF*(a)	47,029	2,150,166
Vanguard Short-Term Bond ETF(a)	296,878	23,860,085
Total Short-Term Treasury Bond Funds		44,594,312

U.S. Large Cap Equity Funds — 5.6%
Guggenheim S&P 500 Pure Growth ETF(a)	175	14,322
Guggenheim S&P 500 Pure Value ETF(a)	3,229	178,273
iShares Russell 1000 Growth ETF(a)	2,044	203,296
iShares Russell 1000 Value ETF(a)	42,764	4,447,028
iShares S&P 500 Growth ETF(a)	776	88,860
iShares S&P 500 Value ETF(a)	14,985	1,406,942
SPDR S&P 500 ETF Trust(a)	6,208	1,294,492
Vanguard Growth ETF(a)	1,189	127,877
Vanguard Value ETF(a)	36,906	3,128,522
Total U.S. Large Cap Equity Funds		10,889,612

U.S. Small Cap Equity Funds — 5.5%
iShares Russell 2000 Growth ETF(c)	35,530	5,224,687
iShares S&P Small-Cap 600
Growth ETF(a)(c)	19,383	2,449,817
Vanguard Small-Cap Growth ETF(a)	23,967	3,135,363
Total U.S. Small Cap Equity Funds		10,809,867
Total Investment Companies — 99.1%
(Cost $186,995,561)		194,011,696

Short-Term Investment — 0.4%

Money Market Fund — 0.4%
Dreyfus Treasury & Agency Cash
Management Institutional Fund, 0.01%(d)
(Cost $812,953)	812,953	812,953

Investment of Cash Collateral For
Securities Loaned — 2.6%

Money Market Fund — 2.6%
Dreyfus Government Cash
Management Fund, 0.01%(e)
(Cost $5,102,130)	5,102,130	5,102,130
Total Investments — 102.1%
(Cost $192,910,644)		199,926,779
Liabilities in Excess of Other Assets — (2.1)%		(4,043,218)
Net Assets — 100.0%		$195,883,561

*	Non-income producing securities.
†	Affiliated Fund.
(a)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $93,691,881.
(b)	Less than 0.05%.
(c)	All or a portion of the security was on loan. The aggregate market value of securities on loan was $4,889,465; total market value of collateral held by the Fund was $5,102,130.
(d)	Rate shown reflects the 7-day yield at April 30, 2015.
(e)	Rate shown reflects the 1-day yield at April 30, 2015.

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

See notes to financial statements.

10

Schedule of Investments (continued)
April 30, 2015

Total Return Swap contracts outstanding at April 30, 2015:

Total Return Benchmark	Annual Financing Rate (Received) Paid	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)[1]
CurrencyShares Euro TrustML	0.68%	9/30/2016	$303,076	$—
CurrencyShares Euro TrustMS	0.63%	5/19/2015	1,717,357	—
CurrencyShares Japanese Yen TrustML	0.68%	8/31/2016 – 10/31/2016	217,936	—
CurrencyShares Japanese Yen TrustMS	0.13%	5/19/2015	1,235,104	—
Guggenheim S&P 500 Pure Growth ETFMS	0.63%	5/19/2015	9,002	—
Guggenheim S&P 500 Pure Value ETFMS	0.63%	5/19/2015	111,855	—
iPath Bloomberg Commodity Index Total Return ETNML	(0.32)%	10/31/2016	(13,836)	—
iPath Bloomberg Commodity Index Total Return ETNMS	(2.24)%	5/19/2015	(78,382)	—
iPATH S&P 500 VIX Mid-Term Futures ETNMS	(2.73)%	5/19/2015	(1,525,119)	—
iShares 1-3 Year Treasury Bond ETFML	0.68%	8/31/2016 – 10/31/2016	1,080,819	—
iShares 1-3 Year Treasury Bond ETFMS	1.13%	5/19/2015	6,124,644	—
iShares China Large-Cap ETFMS	0.63%	5/19/2015	467,924	—
iShares Core U.S. Aggregate Bond ETFML	0.68%	8/31/2016 – 10/31/2016	2,522,841	—
iShares Core U.S. Aggregate Bond ETFMS	1.13%	5/19/2015	14,295,951	—
iShares Core US Credit Bond ETFML	(5.55)%	8/31/2016	(96,622)	—
iShares Core US Credit Bond ETFMS	(4.98)%	5/19/2015	(547,335)	—
iShares Europe ETFML	0.68%	8/31/2016	48,753	—
iShares Europe ETFMS	0.63%	5/19/2015	276,250	—
iShares iBoxx $ High Yield Corporate Bond ETFML	(0.93)%	8/31/2016 – 9/30/2016	(979,598)	—
iShares iBoxx $ High Yield Corporate Bond ETFMS	(1.60)%	5/19/2015	(5,551,118)	—
iShares iBoxx $ Investment Grade Corporate Bond ETFML	(0.93)%	8/31/2016 – 9/30/2016	(2,722,038)	—
iShares iBoxx $ Investment Grade Corporate Bond ETFMS	(0.70)%	5/19/2015	(15,425,004)	—
iShares India 50 ETFMS	0.63%	5/19/2015	123,249	—
iShares MSCI All Country Asia ex Japan ETFML	(5.94) – (5.76)%	8/31/2016 – 10/31/2016	(502,311)	—
iShares MSCI All Country Asia ex Japan ETFMS	(3.98)%	5/19/2015	(2,846,385)	—
iShares MSCI Brazil Capped ETFMS	(0.99)%	5/19/2015	(1,074,858)	—
iShares MSCI China ETFMS	0.63%	5/19/2015	130,813	—
iShares MSCI EAFE ETFML	0.68%	8/31/2016 – 9/30/2016	52,144	—
iShares MSCI EAFE ETFMS	0.63%	5/19/2015	295,637	—
iShares MSCI EAFE Small-Cap ETFMS	0.63%	5/19/2015	484,533	—
iShares MSCI Emerging Markets ETFML	0.68%	8/31/2016 – 10/31/2016	67,750	—
iShares MSCI Emerging Markets ETFMS	0.63%	5/19/2015	383,948	—
iShares MSCI EMU ETFML	0.68%	8/31/2016	170,341	—
iShares MSCI EMU ETFMS	0.63%	5/19/2015	965,294	—
iShares MSCI India ETFMS	0.63%	5/19/2015	413,182	—
iShares MSCI Pacific ex Japan ETFMS	(1.84)%	5/19/2015	(2,251,675)	—
iShares MSCI Russia Capped ETFMS	(2.49)%	5/19/2015	(90,500)	—
iShares Russell 1000 Growth ETFML	0.68%	8/31/2016	19,096	—
iShares Russell 1000 Growth ETFMS	1.13%	5/19/2015	108,411	—
iShares Russell 1000 Value ETFML	0.68%	8/31/2016 – 10/31/2016	418,560	—
iShares Russell 1000 Value ETFMS	0.63%	5/19/2015	2,371,908	—
iShares Russell 2000 ETFML	(1.15)%	8/31/2016	(472,645)	—
iShares Russell 2000 ETFMS	(0.73)%	5/19/2015	(2,678,363)	—
iShares Russell 2000 Growth ETFML	0.68%	8/31/2016	491,735	—
iShares Russell 2000 Growth ETFMS	0.63%	5/19/2015	2,786,598	—
iShares Russell 2000 Value ETFML	(1.29)%	8/31/2016	(918,726)	—
iShares Russell 2000 Value ETFMS	(0.96)%	5/19/2015	(5,206,316)	—
iShares S&P 500 Growth ETFML	0.68%	8/31/2016	8,359	—
iShares S&P 500 Growth ETFMS	0.63%	5/19/2015	47,407	—
iShares S&P 500 Value ETFML	0.68%	8/31/2016 – 10/31/2016	132,385	—
iShares S&P 500 Value ETFMS	0.63%	5/19/2015	750,369	—
iShares S&P Small-Cap 600 Growth ETFML	0.68%	8/31/2016	230,535	—
iShares S&P Small-Cap 600 Growth ETFMS	0.63%	5/19/2015	1,306,620	—
iShares S&P Small-Cap 600 Value ETFML	(3.09)%	8/31/2016	(516,108)	—
iShares S&P Small-Cap 600 Value ETFMS	(1.94)%	5/19/2015	(2,924,804)	—
iShares Short Treasury Bond ETFML	0.68%	8/31/2016 – 10/31/2016	668,407	—
iShares Short Treasury Bond ETFMS	0.63%	5/19/2015	3,787,567	—
iShares Silver TrustML	0.68%	10/31/2016	4,814	—
iShares Silver TrustMS	0.63%	5/19/2015	27,296	—
iShares US Real Estate ETFML	0.68%	8/31/2016 – 10/31/2016	39,185	—
iShares US Real Estate ETFMS	0.63%	5/19/2015	221,895	—
Market Vectors Emerging Markets Local Currency Bond ETFMS	0.63%	5/19/2015	1,082,437	—
Market Vectors Russia ETFMS	(0.49)%	5/19/2015	(676,498)	—

See notes to financial statements.

11

Schedule of Investments (continued)
April 30, 2015

Total Return Swap contracts outstanding at April 30, 2015: (continued)

Total Return Benchmark	Annual Financing Rate (Received) Paid	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)[1]
PowerShares DB Commodity Index Tracking FundML	(0.32)%	10/31/2016	$(42,744)	$—
PowerShares DB Commodity Index Tracking FundMS	(0.37)%	5/19/2015	(242,269)	—
PowerShares DB G10 Currency Harvest FundML	0.68%	9/30/2016 – 10/31/2016	743,663	—
PowerShares DB G10 Currency Harvest FundMS	0.63%	5/19/2015	4,214,151	—
PowerShares DB Gold FundML	(2.87)%	8/31/2016 – 9/30/2016	(101,803)	—
PowerShares DB Gold FundMS	(4.37)%	5/19/2015	(576,857)	—
PowerShares DB US Dollar Index Bullish FundMS	(2.99)%	5/19/2015	(5,827,396)	—
PowerShares Senior Loan PortfolioML	0.68%	8/31/2016	887,648	—
PowerShares Senior Loan PortfolioMS	1.13%	5/19/2015	5,030,069	—
SPDR Barclays 1-3 Month T-Bill ETFML	0.68%	8/31/2016 – 10/31/2016	202,402	—
SPDR Barclays 1-3 Month T-Bill ETFMS	1.13%	5/19/2015	1,146,840	—
SPDR Barclays Aggregate Bond ETFML	0.68%	8/31/2016 – 10/31/2016	100,802	—
SPDR Barclays Aggregate Bond ETFMS	0.63%	5/19/2015	571,271	—
SPDR Barclays Convertible Securities ETFML	0.68%	8/31/2016 – 10/31/2016	2,711,477	—
SPDR Barclays Convertible Securities ETFMS	1.13%	5/19/2015	15,364,972	—
SPDR Barclays High Yield Bond ETFML	(1.05)%	8/31/2016 – 9/30/2016	(665,392)	—
SPDR Barclays High Yield Bond ETFMS	(1.51)%	5/19/2015	(3,770,503)	—
SPDR Blackstone / GSO Senior Loan ETFML	0.68%	8/31/2016	103,346	—
SPDR Blackstone / GSO Senior Loan ETFMS	0.63%	5/19/2015	585,658	—
SPDR Dow Jones International Real Estate ETFML	0.68%	8/31/2016	2,261	—
SPDR Dow Jones International Real Estate ETFMS	0.13%	5/19/2015	12,767	—
SPDR Dow Jones REIT ETFML	0.68%	8/31/2016 – 10/31/2016	21,271	—
SPDR Dow Jones REIT ETFMS	0.63%	5/19/2015	120,684	—
SPDR S&P 500 ETF TrustML	0.68%	8/31/2016	121,776	—
SPDR S&P 500 ETF TrustMS	0.63%	5/19/2015	690,410	—
SPDR S&P China ETFMS	0.63%	5/19/2015	84,316	—
SPDR S&P Emerging Markets SmallCap ETFMS	0.63%	5/19/2015	684,225	—
SPDR S&P International Small Capital ETFMS	0.63%	5/19/2015	83,511	—
Vanguard FTSE Developed Markets ETFML	0.68%	8/31/2016 – 9/30/2016	23,250	—
Vanguard FTSE Developed Markets ETFMS	0.63%	5/19/2015	131,639	—
Vanguard FTSE Emerging Markets ETFML	0.68%	8/31/2016 – 10/31/2016	106,692	—
Vanguard FTSE Emerging Markets ETFMS	0.63%	5/19/2015	604,572	—
Vanguard FTSE Europe ETFML	0.48%	3/31/2016	231,449	—
Vanguard FTSE Europe ETFMS	0.63%	5/19/2015	1,311,434	—
Vanguard FTSE Pacific ETFML	(0.93) – (0.94)%	8/31/2016 – 10/31/2016	(399,103)	—
Vanguard FTSE Pacific ETFMS	(0.86)%	5/19/2015	(2,261,605)	—
Vanguard Growth ETFML	0.68%	8/31/2016	12,046	—
Vanguard Growth ETFMS	0.63%	5/19/2015	68,187	—
Vanguard REIT ETFML	0.68%	8/31/2016 – 10/31/2016	185,590	—
Vanguard REIT ETFMS	0.63%	5/19/2015	1,051,626	—
Vanguard Short-Term Bond ETFML	0.68%	8/31/2016 – 10/31/2016	2,245,779	—
Vanguard Short-Term Bond ETFMS	1.13%	5/19/2015	12,726,188	—
Vanguard Small-Cap Growth ETFML	0.68%	8/31/2016	295,130	—
Vanguard Small-Cap Growth ETFMS	0.63%	5/19/2015	1,672,272	—
Vanguard Small-Cap Value ETFML	(2.15)%	8/31/2016	(811,362)	—
Vanguard Small-Cap Value ETFMS	(2.96)%	5/19/2015	(4,597,788)	—
Vanguard Total Bond Market ETFML	0.68%	8/31/2016 – 10/31/2016	2,842,569	—
Vanguard Total Bond Market ETFMS	0.63%	5/19/2015	16,107,921	—
Vanguard Value ETFML	0.68%	8/31/2016 – 10/31/2016	294,491	—
Vanguard Value ETFMS	0.63%	5/19/2015	1,668,697	—
WisdomTree Emerging Markets Local Debt FundMS	0.63%	5/19/2015	568,048	—
WisdomTree International SmallCap Dividend FundMS	0.63%	5/19/2015	107,203	—
Net Unrealized Appreciation (Depreciation)				$—

Cash posted has been segregated as collateral for swaps (counterparty Merrill Lynch) in the amount of $835,000 at April 30, 2015.

The total value of securities segregated as collateral for swap contracts (counterparty Morgan Stanley) amounted to $93,691,881 at April 30, 2015.

Morgan Stanley and Merrill Lynch act as the counterparties to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, the total return of the benchmark and the agreed-upon financing rate.

ML — Merrill Lynch

MS — Morgan Stanley

1	Reflects a Reset date of April 30, 2015.

See notes to financial statements.

12

Schedule of Investments (continued)
April 30, 2015

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Investment in securities(a)
Investment Companies	$194,011,696	$—		$—	$194,011,696
Short-Term Investment:
Money Market Fund	812,953	—		—	812,953
Investment of Cash Collateral for
Securities Loaned	5,102,130	—		—	5,102,130
Total Investments in Securities	199,926,779	—		—	199,926,779
Other Financial Instruments:
Swap Contracts	—	—	(b)	—	—
Total Investments in Securities and
Other Financial Instruments	$199,926,779	$—		$—	$199,926,779

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Swap Contracts	$—	$—	(b)	$—	$—

Total Other Financial Instruments	$—	$—		$—	$—

(a)	For a complete listing of investments and their industries, see the Schedule of Investments.
(b)	The value listed for these securities reflects the unrealized appreciation (depreciation) of the instrument.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2015, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The Fund did not hold any level 3 securities as of April 30, 2015 or April 30, 2014.

See notes to financial statements.

13

Statement of Assets and Liabilities
April 30, 2015

Assets
Investments, at value, (including securities loaned of $4,889,465) (cost $179,439,374)			$186,490,284
Investments in Affiliates, at value (cost $13,471,270)			13,436,495
Due from Broker			1,555,413
Cash collateral for swap transactions			835,000
Receivable for capital shares sold			526,255
Prepaid expenses and other receivables			19,136
Total Assets			202,862,583

Liabilities
Collateral for securities on loan			5,102,130
Due to broker			1,182,225
Payable for capital shares redeemed			390,799
Advisory fees payable			171,725
Distribution fees payable — Class A1			4,007
Compliance fees payable			2,500
Accrued expenses			125,636
Total Liabilities			6,979,022
Net Assets			$195,883,561

Composition of Net Assets
Common stock, at par			$18,056
Paid-in capital in excess of par			184,513,931
Undistributed net investment income			1,657,147
Accumulated net realized gain from investment securities			2,678,292
Net unrealized appreciation on investment securities			7,016,135
Net Assets			$195,883,561

NET ASSET VALUE PER SHARE
($0.001 par value common stock, unlimited authorized shares)

		Shares	Net Asset
Class	Net Assets	Outstanding	Value
Class A1	$19,882,106	1,836,804	$10.82
Class I2	$176,001,455	16,219,061	$10.85

Maximum Sales Charge Imposed on Class A Purchases (as a percentage of offering price)			5.50%

Maximum Offering Price Per Share — Class A			$11.45

1	Formerly Investor Class Shares
2	Formerly Institutional Class Shares

See notes to financial statements.

14

Statement of Operations
For the Year Ended April 30, 2015

Investment Income
Dividend income		$5,383,904
Securities lending income, net of borrower rebates		112,506
Total Investment Income		5,496,410

Expenses
Advisory fees	$2,154,654
Administrative and accounting fees	113,399
Transfer agent fees	98,537
Professional fees	74,939
Distribution fee — Class A1	62,459
Blue sky fees	49,357
Insurance fees	46,345
Trustee fees	43,634
Compliance fees	31,930
Custodian fees	19,644
Shareholder reporting fees	16,368
Registration fees	11,428
Miscellaneous fees	1,443
Total expenses		2,724,137
Net Investment Income		2,772,273

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment securities		6,226,682
Investments in Affiliates		(48,588)
Swap transactions		246,225
Distributions from investments in other investment companies		1,097,379
Total net realized gain		7,521,698
Net change in net unrealized appreciation/depreciation on
Investment securities		(749,637)
Net realized and unrealized gain		6,772,061
Net Increase in Net Assets Resulting from Operations		$9,544,334

1	Formerly Investor Class Shares

See notes to financial statements.

15

Statement of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,772,273	$2,166,777
Net realized gain on investment securities, swap transactions and
distributions from investments in other investment companies	7,521,698	12,553,724
Change in net unrealized appreciation/depreciation on
investment securities	(749,637)	(3,429,307)
Net increase in net assets resulting from operations	9,544,334	11,291,194

Distributions to Shareholders from:
Net investment income
Class A1	(352,526)	(139,314)
Class I2	(4,746,549)	(1,431,095)
Total net investment income dividend distributions to shareholders	(5,099,075)	(1,570,409)
Net realized gains
Class A1	(647,238)	(205,877)
Class I2	(7,214,251)	(1,068,521)
Total net realized gain distributions to shareholders	(7,861,489)	(1,274,398)

Capital Share Transactions
Class A1
Proceeds from shares sold	8,579,210	16,770,471
Cost of shares redeemed	(21,954,714)	(10,924,646)
Proceeds from distributions reinvested	941,212	332,389
Redemption fees	—	2,376
Net Increase (decrease) from capital share transactions — Class A	(12,434,292)	6,180,590
Class I2
Proceeds from shares sold	83,967,012	75,439,761
Cost of shares redeemed	(97,567,767)	(111,597,598)
Proceeds from distributions reinvested	11,288,357	2,391,831
Redemption fees	—	20,347
Net decrease from capital share transactions — Class I	(2,312,398)	(33,745,659)
Total increase (decrease) from capital shares transactions	(14,746,690)	(27,565,069)
Total decrease in net assets	(18,162,920)	(19,118,682)

Net Assets
Beginning of year	214,046,481	233,165,163
End of year	$195,883,561	$214,046,481
Undistributed net investment income (loss) included in net assets at the
end of the year	$1,657,147	$3,195,879

Changes in Shares Outstanding
Class A1
Shares outstanding, beginning of year	2,951,553	2,355,648
Shares sold	778,167	1,579,800
Shares redeemed	(1,982,046)	(1,014,502)
Shares issued for distributions reinvested	89,130	30,607
Shares outstanding, end of year	1,836,804	2,951,553
Class I2
Shares outstanding, beginning of year	16,501,389	19,752,436
Shares sold	7,562,311	7,055,303
Shares redeemed	(8,912,601)	(10,526,389)
Shares issued for distributions reinvested	1,067,962	220,039
Shares outstanding, end of year	16,219,061	16,501,389

1	Formerly Investor Class Shares
2	Formerly Institutional Class Shares

See notes to financial statements.

16

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding

	CLASS A
	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Net asset value, beginning of year	$10.98	$10.52	$10.23	$10.64	$10.12
Income from Investment Operations
Net investment income[1]	0.09	0.07	0.11	0.12	0.16
Net realized and unrealized gain (loss)	0.29	0.50	0.33	(0.36)	0.50
Distributions of net realized gains
from investment in other
investment companies	0.05	0.00 [2]	0.01	0.02	0.00 [2]
Net increase (decrease) resulting
from operations	0.43	0.57	0.45	(0.22)	0.66
Less distributions from:
Net investment income	(0.21)	(0.04)	(0.16)	(0.12)	(0.13)
Net realized gains	(0.38)	(0.07)	—	(0.07)	(0.01)
Total distributions to shareholders	(0.59)	(0.11)	(0.16)	(0.19)	(0.14)
Capital share transactions:
Redemption fees	—	0.00 [2]	0.00 [2]	—	—
Net asset value, end of year	$10.82	$10.98	$10.52	$10.23	$10.64
Total Return
Total investment return based on
net asset value[3]	3.99%	5.44%	4.42%	(2.05)%	6.57%
Ratios/Supplemental Data
Net assets, end of year
(000’s omitted)	$19,882	$32,408	$24,779	$34,210	$31,834
Ratio to average net assets of:[4]
Expenses net of reimbursements	1.55%	1.60%	1.56%	1.65%	1.90%
Expenses before reimbursements	1.55%	1.60%	1.56%	1.65%	1.90%
Net investment Income	0.77%	0.63%	1.06%	1.20%	1.55%
Portfolio turnover rate	116%[5]	174%	197%	142%	195%

See footnotes on page 18.

See notes to financial statements.

17

Financial Highlights (continued)
Selected Data for a Share of Capital Stock Outstanding

	CLASS I
	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Net asset value, beginning of year	$11.01	$10.55	$10.26	$10.67	$10.14
Income from Investment Operations
Net investment income1*	0.14	0.12	0.14	0.17	0.21
Net realized and unrealized gain (loss)	0.27	0.50	0.33	(0.37)	0.51
Distributions of net realized gains
from investment in other
investment companies	0.06	0.00 [2]	0.02	0.02	0.00 [2]
Net increase (decrease) resulting
from operations	0.47	0.62	0.49	(0.18)	0.72
Less distributions from:
Net investment income	(0.25)	(0.09)	(0.20)	(0.16)	(0.18)
Net realized gains	(0.38)	(0.07)	—	(0.07)	(0.01)
Total distributions to shareholders	(0.63)	(0.16)	(0.20)	(0.23)	(0.19)
Capital share transactions:
Redemption fees	—	0.00 [2]	0.00 [2]	—	—
Net asset value, end of year	$10.85	$11.01	$10.55	$10.26	$10.67
Total Return
Total investment return based on
net asset value[3]	4.39%	5.85%	4.78%	(1.62)%	7.19%
Ratios/Supplemental Data
Net assets, end of year
(000’s omitted)	$176,001	$181,639	$208,386	$237,466	$174,916
Ratio to average net assets of:[4]
Expenses net of reimbursements	1.16%	1.21%	1.18%	1.16%	1.30%
Expenses before reimbursements	1.16%	1.21%	1.18%	1.16%	1.30%
Net investment Income*	1.28%	1.11%	1.40%	1.62%	2.05%
Portfolio turnover rate	116%[5]	174%	197%	142%	195%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
1	Based on average shares outstanding.
2	Represents less than $0.005 per share.
3	Total investment return is calculated by assuming a purchase of shares on the first day, reinvestment of all dividends and distributions at net asset value during the period and a sale of shares on the last day of the period reported.
4	The ratio to average net assets do not include net investment income or expenses of other investment companies in which the Fund invests.
5	Portfolio turnover rate excludes the value of securities received or delivered as a result of in-kind transactions.

See notes to financial statements.

18

Notes to Financial Statements
April 30, 2015

1. ORGANIZATION

IQ Hedge Multi-Strategy Plus Fund (the “Fund”) (formerly known as IQ ALPHA Hedge Strategy Fund) is a series of the IndexIQ Trust (the “Trust”) which is a statutory trust organized under Delaware law. The Fund name change is effective as of April 15, 2015. The Fund is a non-diversified, open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers two classes of shares, Class A Shares and Class I Shares, formerly Investor Shares and Institutional Shares, respectively. Both classes have equal rights and voting privileges, except in matters affecting a single class.

The Fund’s investment objective is to seek to achieve investment results that correspond to the total return (aggregate price and yield performance) of the IQ Hedge Multi-Strategy Plus Index (the “Index”). The objective of the Index is to provide superior returns (“alpha”) relative to the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”) with lower volatility than the S&P 500 Index and correlation to the S&P 500 Index that is similar to the correlation between hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index.

On April 15, 2015, New York Life Investment Management (“NYLIM”) completed its acquisition of IndexIQ Advisors LLC, the Fund’s investment advisor (“IQ Acquisition”). Effective April 15, 2015 the Fund entered into a new Investment Advisory Agreement. The terms of the Investment Advisory Agreement are substantially identical to the prior investment advisory agreement between the Trust and the investment advisor.

The Trust’s Board of Trustees (the “Board”) approved a new Rule 18f-3 Multi-Class Plan for the Trust, effective April 15, 2015. Under the new Rule 18f-3 Multi-Class Plan, the classes of Shares of the Fund were amended. Previously outstanding Investor Class Shares were converted into an equal number of Class A Shares and previously outstanding Institutional Class Shares were converted into an equal number of Class I Shares.

The Board approved a change in the distribution arrangements applicable to the Trust and the Fund, effective immediately upon the closing of the IQ Acquisition. Pursuant to the new distribution arrangement, NYLIFE Distributors LLC (“NYL Distributors”), an affiliate of NYLIM has been appointed Distributor of the Fund. Prior to April 15, 2015 ALPS Distributors, Inc. was the Fund’s distributor.

Investors may find the financial statements of any issuer whose securities represent a significant amount of the Fund’s assets on the Securities and Exchange Commission’s website (www.sec.gov).

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Account Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which may provide general indemnifications.

19

Notes to Financial Statements (continued)
April 30, 2015

Investment Valuation

The Net Asset Value (“NAV”) is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding. Securities and investment funds traded on any recognized national or foreign stock exchange are valued at the last close price, or if no close price is available, at the bid price. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ official closing price. The primary exchanges for the Fund's foreign equity securities may close for trading at various times prior to the close of regular trading on the NYSE, and the value of such securities used in computing the Fund's NAV are generally determined as of such time. Securities not listed on a national or foreign stock exchange may be valued on the basis of prices furnished by approved pricing services or at the closing bid price on the over-the-counter market.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Board. Market prices may not represent fair value, for example, if a security is thinly traded or if an event occurs between the market quotation and the time the security is to be valued which is expected to affect the value of the security. The circumstances in which the Board may fair value a security include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value. Investments in open end regulated investment companies are valued at net asset value. Price information on Exchange Traded Funds is taken from the exchange where the security is primarily traded.

The Fund automatically sweeps uninvested cash balances into a money market fund, the Dreyfus Treasury & Agency Cash Management Institutional Fund. The Dreyfus Treasury & Agency Cash Management Institutional Fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Dreyfus Treasury & Agency Cash Management Institutional Fund has no redemption restriction and is valued at the daily NAV.

Under normal conditions, the Fund invests cash collateral from securities lending activities into Dreyfus Government Cash Management Fund. The Dreyfus Government Cash Management Fund’s investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Dreyfus Government Cash Management Fund has no redemption restrictions and is valued at the daily NAV.

Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
20

Notes to Financial Statements (continued)
April 30, 2015

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. With respect to the valuation of Level 3 securities, IndexIQ Advisors LLC (the “Advisor”) may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Advisor may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Advisor representatives meet regularly to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The hierarchy classification of inputs used to value the Fund’s investments at April 30, 2015 is disclosed at the end of the Fund’s Schedule of Investments.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for federal income tax purposes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Distribution to shareholders are recorded on the ex-dividend date. Therefore, no federal, state and local income tax provisions are required.

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized gains to shareholders. Dividends and/or distributions, if any, are paid to shareholders invested in the Fund on the applicable record date. Dividends paid by the Fund with respect to all classes of shares are calculated in the same manner and at the same time, but dividends on Class A Shares may be lower than dividends on the Class I Shares as a result of the service and/or distribution fees applicable to Class A Shares. Net realized long-term and short-term capital gains, if any, will be distributed by the Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition

21

Notes to Financial Statements (continued)
April 30, 2015

of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

The Fund has concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken.

Security Transactions

Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Securities Lending

The Bank of New York Mellon serves as the Fund’s securities lending agent. The Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations, equivalent to at least 100% of the market value of securities loaned, is maintained at all times. Cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. Lending portfolio securities could result in a loss or delay in recovering the Fund’s securities if the borrower defaults.

The Bank of New York Mellon will manage the Funds’ cash collateral in accordance with the securities lending agreement between the Funds and the Bank of New York Mellon, and indemnify the Funds' portfolio against counterparty risk.

The securities lending income earned by the Fund is disclosed on the Statement of Operations. The value of loaned securities and related collateral outstanding at April 30, 2015 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Master Netting Arrangements

Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), as clarified by ASU 2013-1, requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) securities lending and recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging).

In order to better define its contractual rights and to secure rights that will help a fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter derivatives (“OTC”), including Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Generally, the amount of collateral due from or to counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the fund bears the risk of loss from counterparty non-performance.

22

Notes to Financial Statements (continued)
April 30, 2015

The Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by the Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, the Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. Government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, the Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. The Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral the Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, the Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

For financial reporting purposes, the Fund does not offset assets and liabilities subject to master netting arrangements or similar arrangements in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of April 30, 2015, the Fund has transactions subject to enforceable master netting agreements and securities lending transactions.

Total Return Swap contracts are valued at the unrealized appreciation/depreciation of the instrument. Securities segregated as collateral for swap contracts are footnoted within the Fund’s Schedule of Investments and the cash collateral is noted at the end of the Fund’s swap table.

At April 30, 2015 the unrealized appreciation/depreciation for the Fund was zero, reflecting a reset date at period end based on the contractual agreement with Morgan Stanley & Co. LLC and Bank of America Merrill Lynch, the Fund’s counterparties.

As of April 30,2015, the impact of netting of assets and liabilities and offsetting of collateral pledged or received based on contractual netting provisions in the Lending Agreement are detailed in the following table:

	Assets			Liabilities
Fund	Gross Amounts Presented in Statement of Assets and Liabilities	Collateral Received	Net Amount	Gross Amounts Presented in Statement of Assets and Liabilities	Collateral Pledged	Net Amount
IQ Hedge Multi-Strategy
Plus Fund
Securities Lending	$4,889,465	$(4,889,465)[1]	$ —	$ —	$ —	$ —

1	The amount of collateral presented is limited such that the net amount cannot be less than zero.

Investment Income and Expenses

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Distributions of realized capital gains by (other than class specific expenses) underlying funds are recorded as realized capital gains on the ex-date. The Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily between share classes based on the net asset value of that class in relation to the net asset value of the Fund. Class level expenses are allocated to the respective class as incurred. The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Net investment income and net capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to or to comply with the distribution requirements of the Internal Revenue Code. The expenses of the investment companies in which the Fund invests are not included in the amounts shown as expenses on the Statement of Operations or in the expense ratios included in the financial highlights.

23

Notes to Financial Statements (continued)
April 30, 2015

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Under an Investment Advisory Agreement between the Trust, on behalf of the Fund, the Advisor provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Advisor an advisory fee at an annual rate of 0.95% of the Fund’s average daily net assets. Such fee is accrued daily and paid monthly.

The Fund and the Advisor have entered into an expense limitation agreement whereby the Advisor has agreed to waive its fee and/or reimburse the Fund to the extent that total annual fund operating expenses (excluding interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, extraordinary expenses, and distribution and/or service fees, if any under the Rule 12b-1 Plan) exceed 1.65%. The expense limitation agreement allows the Advisor to recover reimbursements made to the extent that the Fund’s expense ratios fall below the above indicated expense limitation. The amounts that can be recovered are limited to the difference between the actual expense ratio and the amount of the expense limitation in place at that time. Under the terms of the agreement, the Advisor can only recover such amounts for a period of up to three years after the reimbursement. This agreement can be extended year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees.

At April 30, 2015, there were no recoupment amounts subject to future recovery.

Distribution Agreement (12b-1 Fees)

NYLIFE Distributors, LLC (the “Distributor”) serves as the Fund’s Distributor. Prior to April 15, 2015, ALPS Distributors, Inc. served as the Fund’s distributor. The Board has adopted a Distribution Service Agreement (“Distribution Agreement”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A shares and Class I shares. The Distribution Agreement allows for the payment of services related to the distribution and servicing of shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class A shares of the Fund.

The Fund implemented a sales charge on Class A shares on April 15, 2015. The Fund was advised by the Distributor that the amount of sales charges retained by the the Distributor on sales of Class A shares was $0 for the year ended April 30, 2015. The Distributor retained CDSCs on redemptions of Class A shares of $0 for the year ended April 30, 2015. Note: No sales charge on Class I

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon (in each capacity, the “Administrator,” “Custodian” or “Accounting Agent”) serves as the Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc. serves as the Fund’s transfer agent.

4. CAPITAL SHARE TRANSACTIONS

As of April 30, 2015, there were an unlimited number of common stock shares at $0.001 par value authorized by the Fund. Investors may purchase or redeem Class A Shares and Class I Shares of the Fund at their NAV, based on the next calculation of NAV after the order is placed. Redemption requests are processed at the next NAV on the effective date of redemption.

As of April 15, 2015, the Fund no longer imposes a 2% redemption fee on redemptions made within seven calendar days of purchase subject to certain exceptions.

24

Notes to Financial Statements (continued)
April 30, 2015

5. FEDERAL INCOME TAX

At April 30, 2015, the cost of investments (including securities on loan) on a tax basis was as follows:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$194,958,337	$5,376,119	$(407,677)	$4,968,442

The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals and nontaxable distributions from regulated investment companies.

At April 30, 2015, the components of undistributed or accumulated earnings/loss on a tax-basis were as follows:

Ordinary Income/(Loss)[1]	Net Capital and Other Gains/(Losses)[2]	Net Unrealized Appreciation	Total Earnings/(Loss)
$2,403,540	$3,979,594	$4,968,442	$11,351,576

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences.

The tax character of distributions paid from ordinary income during the years ended April 30, 2015 and April 30, 2014 were $8,398,289 and $1,570,409, respectively. $4,562,275 was distributed from long term capital gains during the fiscal year ended April 30, 2015 and $1,274,398 long term capital gains were distributed for the fiscal year ended April 30, 2014.

For the year ended April 30, 2015 the fund had no prior year capital losses carryforward.

1	Includes late year ordinary losses, if any.
2	Amount includes the deferral of post October losses, if any.

At April 30, 2015, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Undistributed Net Investment Income	Accumulated Capital and Other Gains/(Losses)	Paid-in Capital
$788,070	$(788,070)	$ —

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of swap contracts and pass through investments.

6. OTHER AFFILIATED PARTIES AND TRANSACTIONS

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. The Fund’s ownership exceeds 5% of the outstanding shares of the underlying fund’s share class. Transactions with affiliated companies during the year ended April 30, 2015 are as follows:

Affiliated Fund Name	Value at April 30, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (depreciation)	Realized Gain (Loss)	Value at April 30, 2015	Dividend Income
CurrencyShares Japanese Yen Trust	$375,930	$2,815,232	$(846,222)	$(16,219)	$(12,972)	$2,315,749	$—
CurrencyShares Euro Trust	$—	$8,233,531	$(5,026,094)	$39,841	$(27,564)	$3,219,714	$—
PowerShares DB G10 Currency
Harvest Fund	$—	$19,393,307	$(11,427,234)	$(56,989)	$(8,052)	$7,901,032	$—
Total	$375,930	$30,442,070	$(17,299,550)	$(33,367)	$(48,588)	$13,436,495	$—

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2015 were $260,185,038 and $288,745,982, respectively.

25

Notes to Financial Statements (continued)
April 30, 2015

8. DERIVATIVE FINANCIAL INSTRUMENTS

Swaps:

A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the notional positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for total return swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. Such loss could be in excess of the related amounts reflected in the Fund’s Statement of Assets and Liabilities.

The value of a total return swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Segregated securities are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of total return swaps, if any, are recorded as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value at least equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate.

Total return swaps can give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, the Fund may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty.

During the year ended April 30, 2015, the Fund utilized swaps to affect long and short exposure to several asset classes, including, among others, real estate, domestic equity, international equity, investment grade corporate bonds, high yield corporate bonds, convertible bonds, and U.S. short-term Treasury bonds. In addition, the Fund employed swaps to leverage the Fund’s portfolio by approximately 25%. Both types of exposures affected by the swaps were consistent with the exposures of the Fund’s underlying index. The Fund segregates liquid assets, which may include securities, cash or cash equivalents, to cover the Fund’s daily marked-to-market net obligations under outstanding swap agreements. At April 30, 2015, the Fund posted $93,691,881 as collateral for swaps.

Pursuant to documentation governing the Fund’s swap transactions between the Fund and its counterparties, Morgan Stanley Capital Services Inc. (“Morgan Stanley”) and Bank of America Merrill Lynch (“Merrill Lynch), the counterparties have the right to terminate the swaps early in the event that the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). In the event of early termination, the counterparties may require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of April 30, 2015, the Fund has not triggered the conditions under such documentation that will give a counterparty the right to call for an early termination. As of such date, the settlement value of these contracts was approximately equal to the fair value of such contracts.

26

Notes to Financial Statements (continued)
April 30, 2015

At April 30, 2015, the fair values of open total return swap contracts were zero and therefore no derivative instruments were reflected on the Statement of Assets and Liabilities. As a result of April 30, 2015 being a swap reset date, the swap values reset to zero and the net unrealized appreciation or depreciation settled through cash and is reflected in net realized gain on swap transactions on the statement of operations.

Transactions in derivative instruments reflected on the Statement of Operations during the year ended April 30, 2015, were as follows:

	Equity Risk	Total
Net Realized Gain
Total Return Swap transactions	$246,225	$246,225
Net realized gain	$246,225	$246,225

For the year ended April 30, 2015, the monthly average net notional value of total return swap contracts held by the Fund was $56,687,090.

For the year ended April 30, 2015, the monthly average volume of derivatives was as follows:

Monthly Average volume
Long
Swaps	$135,232,794
Short
Swaps	$ 78,664,701

9. INVESTMENT RISKS

The Fund is subject to the principal risks described below, some or all of these risks may adversely affect the Fund’s NAV, yield, total return and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the underlying ETFs that comprise the Fund’s underlying Index. The Fund will indirectly pay a proportional share of the fees, if any, of the underlying ETFs in which it invests.

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, exchange-traded vehicles (“ETVs”), and exchange-traded notes (“ETNs”) is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or de-listings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Index Risk

The underlying Index may not be successful in replicating the performance of its target strategies. There is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In constructing the underlying Strategies of the Index, IndexIQ may not be successful in replicating the returns of the hedge fund indexes. In addition, the Index may not achieve its objective of producing superior returns to the S&P 500 Index with lower volatility than the S&P 500 Index and a correlation to the S&P 500 Index that is similar to the correlation between the performance of hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index.

27

Notes to Financial Statements (continued)
April 30, 2015

Industry Concentration Risk

The Fund will not invest 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

Total Return Swaps

The Fund intends to use total return swaps in several ways to replicate the performance of the Index. Consequently, the performance of the Fund’s total return swaps will be a significant component of the Fund’s performance. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. Therefore the Fund considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying instruments.

10. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective April 15, 2015, PricewaterhouseCoopers LLP was appointed as the Fund’s independent registered public accounting firm for the 2015 fiscal year. The selection of PricewaterhouseCoopers LLP was the recommended by the Trust’s Audit Committee, comprised of all non-interested Trustees, and was approved by the Board.

Ernst & Young LLP, the predecessor independent registered public accounting firm, of the financial statements of the Fund serves as the paid tax preparer to the Trust and, accordingly, will prepare the Fund’s federal, state and excise tax returns, and advise the Trust on matters of accounting and federal and state income taxation.

11. CHANGE IN BOARD COMPOSITION

Effective April 15, 2015, the composition of the Board changed. The number of seats on the Board increased from three to four and Gene Chao resigned his position as an Independent Trustee of the Board. At the special meeting of shareholders of the Trust on March 16, 2015, the Trust’s shareholders elected two new Independent Trustees to the Board: Michael A. Pignataro and Paul D. Schaeffer, effective as of April 15, 2015. The Board now consists of three Trustees who are Independent Trustees and one Trustee who is considered to be an “interested person” of the Trust, as defined in the 1940 Act.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of this report and has determined that there are no other material events that would require disclosure.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the IndexIQ Trust and Shareholders of IQ Hedge Multi-Strategy Plus Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IQ Hedge Multi-Strategy Plus Fund (formerly, IQ ALPHA Hedge Strategy Fund, hereafter referred to as the “Fund”, a portfolio of IndexIQ Trust) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

The financial statements of the Fund as of and for periods ended on or before April 30, 2014 were audited by other auditors whose report dated June 27, 2014 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
June 29, 2015

29

Supplemental Information (unaudited)

Federal Tax Status of Dividends Declared During the Tax Year

Qualified Dividend Income — Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended April 30, 2015, taxed at a maximum rate of 15% is 15.54%.

Dividend Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended April 30, 2015 that qualifies for the dividends received deduction is 6.64%.

In January 2016, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2015.

30

Board of Trustees and Officers (unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, year of birth, address and principal occupations during the past five years for each Trustee and Officer of the Trust is set forth below, along with the other public directorships held by the Trustees.

Independent Trustees

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years[3]	Number of Portfolios in Fund Complex Overseen by Trustee[4]	Other Directorships Held by Trustee During Past 5 Years
Reena Aggarwal 1957	Trustee	Since August 2008	Robert E. McDonough Professor (2003 to present) and Professor of Finance (2000 to 2003), McDonough School of Business, Georgetown University (2000 to present); Co-Chair of Board, Social Innovations and Public Service Fund, Georgetown University (2012 to present); and Director, Brightwood Capital Advisors, L.P. (2013 to present)	14	FBR & Co. (2011 to present) Hennessy Funds Trust (fka The FBR Funds) (2006 to 2011)

Michael A. Pignataro 1959	Trustee	Since April 2015	Proprietor, Countless Collectables LLC (online retailer) (2009 to present); Director, Credit Suisse Asset Management (2001 to 2013); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013)	14	None

Paul D. Schaeffer 1951	Trustee	Since April 2015	President, AlphaHut (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Managing Director, Forward Management LLC (asset management) (2010 to 2013); and President, Reflow Management (mutual fund service provider (2008 to 2010)	14	Context Capital Funds (mutual fund trust) (2014 to present); PopTech! (conference operator) (2012 to present)

Interested Trustee[5]

Adam S. Patti 1970	Chairman and Trustee President and Principal Executive	Since November 2008 Since July 2008	Chairman, Trustee, President and Principal Executive, IndexIQ Trust (2008 to present); and Chief Executive Officer, the Advisor (2007 to present); and Chief Executive Officer, IndexIQ (2006 to present)	14	None

Officers of the Trust

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

David L. Fogel 1971	Treasurer, Principal Financial Officer and Chief Compliance Officer Executive Vice President	Since October 2008 Since June 2011	Executive Vice President, IndexIQ Trust (2011 to present); Treasurer, Principal Financial Officer and Chief Compliance Officer, IndexIQ Trust (2008 to present); and President (2013 to present) and Executive Vice President (2006 to 2013), IndexIQ.

1	The address of each Trustee or Officer is c/o IndexIQ, 800 Westchester Avenue, Suite S-710, Rye Brook, New York 10573.
2	Trustees and Officers serve until their successors are duly elected and qualified.
3	Principal occupations(s) of the Trustees may cover more than the past five years.
4	The Funds are part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor.
5	Mr. Patti is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.
31

Board Review of Investment Advisory Agreement (unaudited)

The Board (the members of which are referred to as “Trustees”) of the Trust met in person on April 7, 2015, to consider the approval of the Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor. In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the Advisory Agreement. In connection with considering approval of the Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust, who provided assistance and advice. The consideration of the Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor; (2) the investment performance of the Advisor; (3) the costs of the services to be provided and profits to be realized by the Advisor and their affiliates from the relationship with the Trust; (4) the extent to which economies of scale would be realized as the Fund grows; (5) any benefits derived or to be derived by the Advisor from the relationship with the Trust; (6) potential conflicts of interest and (7) the change in control of the Advisor relating to the acquisition of the Advisor’s parent entity by New York Life Investment Management Holdings LLC (“NYLIM”).

In reviewing such factors, the Board relied on certain information, including (1) copies of the Advisory Agreement and the Expense Limitation Agreement; (2) information describing the Advisor and the services provided thereby; (3) information regarding the compliance program of the Advisor; (4) copies of the Form ADV for the Advisor; and (5) memoranda and guidance from Katten Muchin Rosenman LLP on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act. In addition, the Board was provided data comparing the advisory fees and expected expenses of the Funds with expenses and performance of other mutual funds with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the mutual fund and exchange-traded fund industry, as applicable.

In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Fund:

1. The nature, extent and quality of the facilities and services provided by the Advisor. The Board reviewed the services that IndexIQ provides to the Fund. The Board noted the responsibilities that IndexIQ has as the Fund’s investment adviser, including overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, monitoring Fund compliance with regulatory requirements and Fund objectives and policies, daily monitoring of the portfolio, overseeing Fund service providers, providing officers for the Fund, ongoing reporting to the Board, and the implementation of Board directives as they relate to the Fund.

The Board reviewed the experience, resources, and strengths of IndexIQ in managing the Fund, the IndexIQ ETF Trust’s exchange-traded funds, as well as separately managed accounts. Based on their consideration and review of the foregoing information, the Board determined that the Fund is likely to continue to benefit from the nature, quality, and extent of these services, as well as IndexIQ’s ability to render such services based on its personnel, experience, operations, and resources.

2. Comparison of services provided and fees charged by IndexIQ and other investment advisers to similar clients, and the cost of the services provided and profits realized by IndexIQ from its relationship with the Fund. The Board then compared both the services rendered and the fees paid pursuant to the Advisory Agreement to contracts of other registered investment advisers providing services to similar mutual funds. In particular, the Board compared the Fund’s advisory fee and expense ratio to other investment companies considered to be in the Fund’s peer group.

After comparing the Fund’s fees with those of other investment companies in the Fund’s peer group, and in light of the nature, quality, and extent of services provided by IndexIQ and the costs incurred by IndexIQ in rendering those services, the Board concluded that the level of fees paid to IndexIQ with respect to the Fund were fair and reasonable.

32

Board Review of Investment Advisory Agreement (unaudited) (continued)

3. IndexIQ’s profitability and the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment adviser to the Fund, including operational costs. It determined that the expense ratio of the Fund was well suited in light of expectations for asset accumulation and projected growth therefrom.

4. Change in Control of the Advisor. After considering the acquisition of control of the Advisor by NYLIM, the Board determined that it was unlikely that the change in control of the Advisor would adversely impact the services provided to the Fund by the Advisor, and that the acquisition may result in enhanced resources available to the Advisor and Fund. In this determination, the Board considered information relating to the change in control presented at prior meetings.

5. Investment performance of IndexIQ and the Fund. The Board considered the investment performance of the Fund over various periods and since its inception. In particular, the Board considered the investment performance of the Fund relative to its stated objectives and the success of IndexIQ in reaching such objectives. The Board considered the Fund’s investment performance compared to the underlying index that the Fund seeks to track and includes in its prospectus and shareholder reports.

Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, all of the Trustees, including the Independent Trustees, concluded that the advisory fee rate and total expense ratio are reasonable in relation to the services provided by the Advisor to the Fund, as well as the costs incurred and the benefits gained by the Advisor in providing such services. The Board also found the investment advisory fees paid to the Advisor to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar anticipated size. As a result, all of the Board members, including the Independent Trustees, determined that the continuation of the Advisory Agreement and the Expense Limitation Agreement with IndexIQ was in the best interests of the Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the Advisory Agreement and instructed the officers of the Trust to submit the Advisory Agreement to a vote of the shareholders of the Fund.

33

ANNUAL REPORT | APRIL 30, 2015

IndexIQ Trust

IQ Hedge
Multi-Strategy Plus Fund

(fomerly known as IQ Alpha Hedge Stategy Fund)

Investment Advisor
IndexIQ Advisors LLC
800 Westchester Avenue, Suite S-710
Rye Brook, NY 10573

Custodian/Fund Administrator
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Legal Counsel
Katten Muchin Rosenman, LLP
575 Madison Avenue
New York, New York 10022

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Distributor
NYLIFE Distributors, LLC
169 Lackawanna Avenue
Parsippany, NJ 07054

IQ Hedge Multi-Strategy Plus Fund
c/o IndexIQ
800 Westchester Avenue, Suite S-710
Rye Brook, NY 10573
1-888-934-0777

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Reena Aggarwal. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $57,000 for 2015 and $57,000 for 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2015 and $7,600 for 2014.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.
(e)(1)	Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.
(f)	No response required

(g)	The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant’s investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were (i) approximately $3,771,000 for the fiscal year ended April 30, 2015, and (ii) $2,876,000 for the fiscal year ended April 30, 2014.
(h)	The registrant’s Audit Committee has determined that the non-audit services rendered by the principal accountant for the fiscal year ended April 30, 2015 to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of the principal accountant during the relevant time period.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	IndexIQ Trust

By (Signature and Title)*	/s/ Adam S. Patti
Adam S. Patti
(Principal Executive Officer)

Date	July 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam S. Patti
Adam S. Patti
(Principal Executive Officer)

Date	July 1, 2015

By (Signature and Title)*	/s/ David L. Fogel
David L. Fogel
(Principal Financial Officer)

Date	July 1, 2015

* Print the name and title of each signing officer under his or her signature.